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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





      Date of Report (Date of earliest event reported): September 27, 1996


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                    0-19322               81-0470853
      (State or other             (Commission           (I.R.S. Employer
       jurisdiction               File Number)          Identification No.)
      of incorporation)



            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
             (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS

         On September 27, 1996, the Company announced that the Company's subsidiary, Automated Wagering International, Inc. ("AWI") had withdrawn its on-line lottery system proposal to the Kentucky Lottery Corporation. Due to ongoing divestiture and subcontracting considerations affecting AWI and state law prohibition, the contract could not be concluded in the time period that AWI's proposal remains in effect. A copy of the press release announcing the event is attached as Exhibit 99.1 hereto.




ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  Exhibit  99.1   Press Release by Video Lottery Technologies,
                                  Inc., dated September 27, 1996.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  October 8, 1996               /s/ Janet M. Bjork
                                    -------------------------------------------
                                    Janet M. Bjork
                                    Assistant Secretary
                                    (authorized to sign on behalf of Registrant)




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                                 EXHIBIT INDEX


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
Exhibit                                                                          Page
Number            Description                                                   Number
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
99.1              Press Release dated September 27, 1996                           5




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